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                                                                    EXHIBIT 24.1

                               POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of McKesson Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Ivan D. Meyerson and Nancy A. Miller his or her true and lawful attorneys-in-fact and agents, each with full power and authority (acting alone or without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock, that may be issued in connection with the proposed merger of wholly-owned subsidiary of the Company into Hawk Medical Supply, Inc. and to execute any and all amendments to such Registration Statement, and to file the same with all exhibits thereto and other documents in connection therewith, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue hereof.


          Signature                                 Capacity
          ---------                                 --------

   /s/ Mark A. Pulido            President, Chief Executive Officer and Director
-------------------------------
       Mark A. Pulido

   /s/ Richard H. Hawkins        Vice President and Chief Financial Officer
-------------------------------
       Richard H. Hawkins

   /s/ Heidi E. Yodowitz         Controller
-------------------------------
       Heidi E. Yodowitz

   /s/ Alan Seelenfreund         Director, Chairman of the Board
-------------------------------
       Alan Seelenfreund

   /s/ Mary G.F. Bitterman       Director
-------------------------------
       Mary G.F. Bitterman

                                 Director
-------------------------------
       Tully M. Friedman

   /s/ John M. Pietruski         Director
-------------------------------
       John M. Pietruski

                                 Director
-------------------------------
       David S. Pottruck

                                 Director
-------------------------------
       Carl E. Reichardt

   /s/ Jane E. Shaw              Director
-------------------------------
       Jane E. Shaw

   /s/ Robert H. Waterman, Jr.   Director
-------------------------------
       Robert H. Waterman, Jr.



Dated:  May 29, 1998